Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2023
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 4: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method where the cash flows of those loans represent solely payments of principal and interest; otherwise, the loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, the loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that exactly discounts estimated future cash receipts through the expected term of the loan to the net carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below.

Purchased Loans
Purchased loans are initially measured at fair value and identified as either purchased performing loans (those for which timely principal and interest payments continue to be made), or purchased credit impaired (PCI) loans (those for which the timely collection of interest and principal is no longer reasonably assured). These loans are subsequently measured at amortized cost or fair value, depending on the business model.
Purchased Performing Loans
For loans with fixed terms, the fair value/par value difference, referred to as the fair value mark, is amortized into interest income over the expected life of the loan using the effective interest method. For loans with revolving terms, the fair value mark is amortized into net interest income on a straight-line basis over the contractual term of the loan. As loans are repaid, the remaining unamortized fair value mark related to the loan is recorded in interest income in the period the loan is repaid. All purchased performing loans were initially recorded in Stage 1 for purposes of determining ECLs.
Following our acquisition of Bank of the West on
February 1, 2023, we recognized purchased performing loans with a fair value of $76,068 million. Fair value reflected estimates of expected future credit losses at the acquisition date of $1,047 million, as well as interest rate premiums or discounts relative to prevailing market rates. Gross contractual receivables amounted to $78,931 million. As at October 31, 2023, purchased performing loans recorded in our Consolidated Balance Sheet totalled $68,025 million, including a remaining fair value mark of $
(2,317
)
 million.
Purchased Credit Impaired Loans
We regularly
re-evaluate
the amounts we expect to collect on PCI loans. Increases in expected cash flows result in a recovery of the provision for credit losses (PCL) and either a reduction in any previously recorded ACL or, if no ACL exists, an increase in the current carrying value of the purchased loans. Decreases in expected cash flows result in a charge to the PCL and an increase in the ACL. We record interest income using the effective interest method over the effective life of the loan. PCI loans are presented within Stage 3.
On February 1, 2023, we recognized PCI loans with a total fair value of $415 million, including a fair value mark of $(168) million.
The following table provides further details of the acquired Bank of the West PCI loans:

(Canadian $ in millions)	October 31, 2023
Unpaid principal balance (1)	280
Fair value adjustment	(61)
Carrying value	219
Stage 3 allowance	(1)
Carrying value net of related allowance	218

(1)	Excludes loans that were fully written off prior to the acquisition date.
Commitments and Letters of Credit Acquired
As part of our acquisition of Bank of the West, we recorded a liability related to unfunded commitments and letters of credit. The total fair value mark associated with unfunded commitments and letters of credit is amortized into net interest income on a straight-line basis over the contractual term of the acquired commitments. All purchased commitments and letters of credit are included in Stage 1 for purposes of determining ECLs. ECLs are recorded on these commitments in normal course.
On February 1, 2023, we recorded a fair value mark on unfunded commitments and letters of credit of $
(37)
million in other liabilities in
our
Consolidated Balance Sheet. As at October
31
,
2023
, the remaining fair value mark of these commitments was $
(30)
 million.
Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.
Lending Fees
Lending fees primarily arise in P&C and BMO CM. The accounting treatment for lending fees varies depending on the transaction. Certain loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of each period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed, unless the yield on any loans we retain is less than that of other comparable lenders involved in the financing. In the latter case, an appropriate portion of the syndication fee is recorded as interest income over the term of the loan.

Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy or payment default, or when collection of the full amount of principal and interest is no longer reasonably assured. Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are more than a defined number of days past due.
Generally, consumer loans in both Canada and the United States are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when payment is one year past due. In the United States, all consumer loans are generally written off when payment is 180 days past due, except for non-real
estate term loans, which are generally written off when payment is 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes an estimate of future recoveries.

Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all reasonable recovery attempts have been exhausted.
Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit lower than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continues to apply.
Once a loan has been identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans reflecting the time value of money are recognized as interest income. Interest income on impaired loans of $161 million was recognized for the year ended October 31, 2023 ($55 million in 2022).
Allowance for Credit Losses
The ACL recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The ACL amounted to $4,267 million as at October 31, 2023 ($2,998 million as at October 31, 2022), of which $3,807 million ($2,617 million as at
October 31, 2022) was recorded in loans and $460 million ($381 million as at October 31, 2022) was recorded in other liabilities in our Consolidated Balance Sheet.
Significant changes in the gross balances, including originations, maturities and repayments in the normal course of operations, impact the ACL. In addition, ECL on the purchased performing loans we acquired in the Bank of the West acquisition was recorded on the acquisition date, consistent with the process we follow for loans that we originate. An initial PCL of $
705
 million was recorded in our Consolidated Statement of Income.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for ECL on financial assets regardless of whether there has been an actual impairment. We recognize an ACL at an amount generally equal to
12-month
ECLs, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record ECLs over the remaining life of performing financial assets that are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The bank’s methodology for determining a significant increase in credit risk is based on the change in PD between origination and reporting date, assessed using probability-weighted scenarios, as well as certain other criteria, such as
30-day
past due and watchlist status.
For each exposure, ECL is a function of PD, exposure at default (EAD) and loss given default (LGD), with the timing of the loss also considered, and is estimated by incorporating forward-looking economic information and using experienced credit judgment to reflect factors not captured in ECL models.
PD represents the likelihood that a loan will not be repaid and will go into default in either a
12-month
horizon for Stage 1 or a lifetime horizon for Stage 2. PD for each individual instrument is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the amount of credit exposure outstanding at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.
We consider past events, current market conditions and reasonable and supportable forward-looking information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case scenario, which in our view represents the most probable outcome, as well as benign and adverse scenarios, all of which are developed by our Economics group. Key economic variables used in the determination of the ACL reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We applied experienced credit judgment to reflect the continuing impact of the uncertain environment on credit conditions and the economy.
Allowance on Impaired Loans
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are written off when principal or interest payments are 180 days past due). The review of individually significant problem loans is conducted at least quarterly by the account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.

Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use
the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects the expected realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. Security can vary by type of loan and may include cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages, consumer instalment loans, other personal loans and some small business loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.

Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2023 and 2022.
Stage 1 includes performing loans carried with up to a
12-month
ECL, Stage 2 includes performing loans carried with a lifetime ECL, and Stage 3 includes loans with a lifetime ECL that are credit impaired.

(Canadian $ in millions)				2023				2022
	Stage 1	Stage 2	Stage 3 (1)(7)	Total	Stage 1	Stage 2	Stage 3 (7)	Total
Loans: Residential mortgages
Exceptionally low	2	–	–	2	7	–	–	7
Very low	85,423	171	–	85,594	94,743	81	–	94,824
Low	51,366	10,820	–	62,186	31,617	3,134	–	34,751
Medium	5,289	5,434	–	10,723	13,474	3,871	–	17,345
High	282	2,015	–	2,297	138	341	–	479
Not rated (2)	15,906	118	–	16,024	1,126	53	–	1,179
Impaired	–	–	424	424	–	–	295	295
Gross residential mortgages	158,268	18,558	424	177,250	141,105	7,480	295	148,880
ACL	73	146	5	224	59	66	10	135
Carrying amount	158,195	18,412	419	177,026	141,046	7,414	285	148,745
Loans: Consumer instalment and other personal
Exceptionally low	1,545	4	–	1,549	1,792	35	–	1,827
Very low	37,924	180	–	38,104	33,554	83	–	33,637
Low	21,406	1,052	–	22,458	24,369	1,307	–	25,676
Medium	7,971	5,686	–	13,657	13,536	4,633	–	18,169
High	759	2,127	–	2,886	873	1,525	–	2,398
Not rated (2)	24,426	411	–	24,837	4,052	32	–	4,084
Impaired	–	–	549	549	–	–	312	312
Gross consumer instalment and other personal	94,031	9,460	549	104,040	78,176	7,615	312	86,103
ACL	208	415	152	775	101	288	102	491
Carrying amount	93,823	9,045	397	103,265	78,075	7,327	210	85,612
Loans: Credit cards (3)
Exceptionally low	1,605	–	–	1,605	2,920	–	–	2,920
Very low	1,946	1	–	1,947	442	1	–	443
Low	1,884	70	–	1,954	1,569	51	–	1,620
Medium	3,860	890	–	4,750	2,918	792	–	3,710
High	533	763	–	1,296	316	563	–	879
Not rated (2)	651	91	–	742	90	1	–	91
Impaired	–	–	–	–	–	–	–	–
Gross credit cards	10,479	1,815	–	12,294	8,255	1,408	–	9,663
ACL	134	267	–	401	69	207	–	276
Carrying amount	10,345	1,548	–	11,893	8,186	1,201	–	9,387
Loans: Business and government (4)
Acceptable
Investment grade	202,731	3,886	–	206,617	187,245	6,765	–	194,010
Sub-investment grade	126,350	26,260	–	152,610	98,451	22,390	–	120,841
Watchlist	1,078	11,520	–	12,598	–	6,310	–	6,310
Impaired	–	–	2,987	2,987	–	–	1,384	1,384
Gross business and government	330,159	41,666	2,987	374,812	285,696	35,465	1,384	322,545
ACL	849	1,031	527	2,407	608	675	432	1,715
Carrying amount	329,310	40,635	2,460	372,405	285,088	34,790	952	320,830
Total gross loans and acceptances	592,937	71,499	3,960	668,396	513,232	51,968	1,991	567,191
Total net loans and acceptances	591,673	69,640	3,276	664,589	512,395	50,732	1,447	564,574
Commitments and financial guarantee contracts
Acceptable
Investment grade	195,149	1,721	–	196,870	182,153	5,134	–	187,287
Sub-investment grade	54,148	14,158	–	68,306	45,920	14,047	–	59,967
Watchlist	254	4,137	–	4,391	2	2,176	–	2,178
Impaired	–	–	687	687	–	–	292	292
Gross commitments and financial guarantee contracts	249,551	20,016	687	270,254	228,075	21,357	292	249,724
ACL	260	189	11	460	194	174	13	381
Carrying amount (5)(6)	249,291	19,827	676	269,794	227,881	21,183	279	249,343

(1)
Includes Bank of the West PCI loans. As at October 31, 2023, PCI loan gross carrying amounts were $
34 million in residential mortgages, $48 million in consumer instalment and other personal loans and $137 million in business and government loans.

(2)
Includes purchased portfolios and certain cases where an internal risk rating is not assigned. Alternative credit risk assessments, rating methodologies, policies and tools are used to manage credit risk for these portfolios.

(3)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.
(4)	Includes customers’ liability under acceptances.
(5)
Represents the total contractual amounts of undrawn credit facilities and other off-balance
sheet exposures, excluding personal lines of credit and credit cards that are unconditionally cancellable at our discretion.

(6)	Certain commercial borrower commitments are conditional and may include recourse to counterparties.
(7)	93% of Stage 3 loans were either fully or partially collateralized as at October 31, 2023 (92% as at October 31, 2022).

The following table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2023 and 2022. Transfers represent the amount of ECL that moved between stages during the year, for example, moving from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurement represents the ECL impact due to transfers between stages, as well as changes in economic forecasts and credit quality. Model changes include new calculation models or methodologies.

(Canadian $ in millions)				2023				2022
	Stage 1	Stage 2	Stage 3 (1)	Total	Stage 1	Stage 2	Stage 3	Total
Loans: Residential mortgages
Balance as at beginning of year	59	67	16	142	46	40	19	105
Transfer to Stage 1	92	(92)	–	–	39	(37)	(2)	–
Transfer to Stage 2	(18)	27	(9)	–	(4)	10	(6)	–
Transfer to Stage 3	(1)	(12)	13	–	–	(7)	7	–
Net remeasurement of loss allowance	(94)	106	15	27	(52)	61	8	17
Loan originations	26	–	–	26	34	–	–	34
Loan purchases	31	–	–	31	–	–	–	–
Derecognitions and maturities	(4)	(9)	–	(13)	(5)	(7)	–	(12)
Model changes	(19)	63	–	44	2	5	–	7
Total PCL (2)	13	83	19	115	14	25	7	46
Write-offs (3)	–	–	(10)	(10)	–	–	(5)	(5)
Recoveries of previous write-offs	–	–	7	7	–	–	7	7
Foreign exchange and other	1	1	(22)	(20)	(1)	2	(12)	(11)
Balance as at end of year	73	151	10	234	59	67	16	142
Loans: Consumer instalment and other personal
Balance as at beginning of year	111	304	102	517	128	357	91	576
Transfer to Stage 1	265	(254)	(11)	–	230	(221)	(9)	–
Transfer to Stage 2	(52)	93	(41)	–	(41)	71	(30)	–
Transfer to Stage 3	(18)	(104)	122	–	(5)	(82)	87	–
Net remeasurement of loss allowance	(264)	438	309	483	(263)	226	103	66
Loan originations	58	6	–	64	92	–	–	92
Loan purchases	179	–	–	179	–	–	–	–
Derecognitions and maturities	(34)	(43)	–	(77)	(22)	(39)	–	(61)
Model changes	(26)	(8)	–	(34)	(9)	(13)	–	(22)
Total PCL (2)	108	128	379	615	(18)	(58)	151	75
Write-offs (3)	–	–	(371)	(371)	–	–	(205)	(205)
Recoveries of previous write-offs	–	–	74	74	–	–	80	80
Foreign exchange and other	1	2	(32)	(29)	1	5	(15)	(9)
Balance as at end of year	220	434	152	806	111	304	102	517
Loans: Credit cards
Balance as at beginning of year	115	250	–	365	114	245	–	359
Transfer to Stage 1	172	(172)	–	–	149	(149)	–	–
Transfer to Stage 2	(45)	45	–	–	(34)	34	–	–
Transfer to Stage 3	(3)	(147)	150	–	(2)	(114)	116	–
Net remeasurement of loss allowance	(146)	366	216	436	(156)	236	74	154
Loan originations	77	1	–	78	54	–	–	54
Loan purchases	25	–	–	25	–	–	–	–
Derecognitions and maturities	(7)	(36)	–	(43)	(5)	(23)	–	(28)
Model changes	–	–	–	–	(6)	18	–	12
Total PCL (2)	73	57	366	496	–	2	190	192
Write-offs (3)	–	–	(436)	(436)	–	–	(249)	(249)
Recoveries of previous write-offs	–	–	103	103	–	–	78	78
Foreign exchange and other	–	1	(33)	(32)	1	3	(19)	(15)
Balance as at end of year	188	308	–	496	115	250	–	365
Loans: Business and government
Balance as at beginning of year	746	789	439	1,974	662	855	401	1,918
Transfer to Stage 1	306	(291)	(15)	–	313	(267)	(46)	–
Transfer to Stage 2	(173)	236	(63)	–	(166)	243	(77)	–
Transfer to Stage 3	(25)	(161)	186	–	(1)	(52)	53	–
Net remeasurement of loss allowance	(446)	735	308	597	(437)	127	224	(86)
Loan originations	276	4	–	280	488	–	–	488
Loan purchases	470	–	–	470	–	–	–	–
Derecognitions and maturities	(126)	(193)	–	(319)	(223)	(168)	–	(391)
Model changes	(17)	(51)	–	(68)	19	(32)	–	(13)
Total PCL (2)	265	279	416	960	(7)	(149)	154	(2)
Write-offs (3)	–	–	(372)	(372)	–	–	(153)	(153)
Recoveries of previous write-offs	–	–	81	81	–	–	50	50
Foreign exchange and other	32	87	(31)	88	91	83	(13)	161
Balance as at end of year	1,043	1,155	533	2,731	746	789	439	1,974
Total as at end of year	1,524	2,048	695	4,267	1,031	1,410	557	2,998
Comprised of: Loans	1,264	1,859	684	3,807	837	1,236	544	2,617
Other credit instruments (4)	260	189	11	460	194	174	13	381

(1)	Includes changes in allowance for PCI loans of $1 million for the year ended October 31, 2023. The total amount of ECLs at initial recognition on PCI loans was $79 million.
(2)	Excludes PCL on other assets of $(8) million for the year ended October 31, 2023 ($2 million for the year ended October 31, 2022).
(3)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(4)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities in our Consolidated Balance Sheet.

Loans and ACL by geographic region as at October 31, 2023 and 2022 are as follows:

(Canadian $ in millions)	2023				2022
	Gross amount	ACL on impaired loans (2)	ACL on performing loans (3)	Net amount	Gross amount	ACL on impaired loans (2)	ACL on performing loans (3)	Net amount
By geographic region (1)
Canada	365,268	457	1,272	363,539	342,430	363	1,102	340,965
United States	283,355	227	1,833	281,295	200,439	176	959	199,304
Other countries	11,662	–	18	11,644	11,087	5	12	11,070
Total	660,285	684	3,123	656,478	553,956	544	2,073	551,339

(1)	Geographic region is based upon the country of ultimate risk.
(2)	Excludes ACL on impaired loans of $11 million for other credit instruments, which is included in other liabilities ($13 million as at October 31, 2022).
(3)	Excludes ACL on performing loans of $449 million for other credit instruments, which is included in other liabilities ($368 million as at October 31, 2022).
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2023 and 2022 are as follows:

(Canadian $ in millions)	2023			2022
	Gross impaired amount	ACL on impaired loans (3)	Net impaired amount	Gross impaired amount	ACL on impaired loans (3)	Net impaired amount
Residential mortgages	424	5	419	295	10	285
Consumer instalment and other personal	549	152	397	312	102	210
Business and government (1)	2,987	527	2,460	1,384	432	952
Total	3,960	684	3,276	1,991	544	1,447
By geographic region (2)
Canada	1,629	457	1,172	1,158	363	795
United States	2,331	227	2,104	820	176	644
Other countries	–	–	–	13	5	8
Total	3,960	684	3,276	1,991	544	1,447

(1)	Includes customers’ liability under acceptances.
(2)	Geographic region is based upon the country of ultimate risk.
(3)	Excludes ACL on impaired loans of $11 million for other credit instruments, which is included in other liabilities ($13 million as at October 31, 2022).
Loans Past Due Not Impaired
Loans that are past due but not classified as impaired are loans for which customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected, or loans that are held at fair value. The following table presents loans that are past due but not classified as impaired as at October 31, 2023 and 2022. Loans for which payment is less than 30 days past due have been excluded, as they are not generally representative of the borrowers’ ability to meet their payment obligations.

(Canadian $ in millions)	2023			2022
	30 to 89 days	90 days or more (1)	Total	30 to 89 days	90 days or more (1)	Total
Residential mortgages	707	9	716	411	19	430
Credit card, consumer instalment and other personal	1,003	129	1,132	392	84	476
Business and government	826	18	844	198	38	236
Total	2,536	156	2,692	1,001	141	1,142

(1)	Fully secured loans with amounts between 90 and 180 days past due that we have not classified as impaired totalled $10 million as at October 31, 2023 ($43 million as at October 31, 2022).
ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability weight assigned to each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan impairment allowances as a whole are sensitive.
As at October 31, 2023, our benign scenario involves a materially stronger economic environment than the base case forecast with a considerably lower unemployment rate.
As at October 31, 2023, our base case scenario depicts a period of economic stagnation in the near term, largely in response to higher interest rates and tighter lending conditions, and a moderate economic recovery over the medium term as inflation is expected to ease and lead to lower interest rates in the second half of 2024. Our base case economic forecast as at October 31, 2022 depicted a slightly weaker economic environment in the projection period.
If we assumed a 100% base case economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $2,625 million as at October 31, 2023 ($1,900 million as at October 31, 2022) compared to the reported allowance for performing loans of $3,572 million ($2,441 million as at October 31, 2022).
As at October 31, 2023, our adverse scenario depicts a sizeable contraction in the Canadian and U.S. economy in the near term followed by a moderate recovery over the medium term. The adverse case as at October 31, 2022 depicted a broadly similar economic environment over the projection period. If we assumed a

100
% adverse economic forecast and included the impact of loan migration by restaging, with other assumptions held constant including the application of experienced credit judgment, the allowance for performing loans would be approximately $
6,025
 million as at October 31, 2023 ($
3,250
 million as at October 31, 2022) compared to the reported allowance for performing loans of $
3,572
 million ($
2,441
 million as at October 31, 2022).
Actual results in a recession will differ, as our loan portfolio will change through time due to migration, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the three economic scenarios used in assessing the allowance, with weightings attached to adverse and benign scenarios often unequally weighted, and the weightings will change through time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table shows the key economic variables used to estimate the allowance on performing loans forecast over the next 12 months or lifetime measurement period. While the values disclosed below are national variables, we use regional variables in the underlying models and consider factors impacting particular industries where appropriate.

	As at October 31, 2023						As at October 31, 2022
All figures are average annual values	Benign scenario		Base scenario		Adverse scenario		Benign scenario		Base scenario		Adverse scenario
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)
Real GDP growth rates (2)
Canada	3.2%	2.6%	0.4%	1.9%	(3.9)%	1.2%	3.7%	2.2%	1.5%	1.1%	(2.3)%	0.4%
United States	4.1%	2.5%	1.4%	2.0%	(3.5)%	1.4%	2.4%	2.1%	0.2%	1.3%	(3.3)%	0.6%
Corporate BBB 10-year spread
Canada	1.7%	1.8%	2.4%	2.0%	4.2%	3.5%	1.9%	1.9%	2.4%	2.2%	3.7%	3.9%
United States	1.4%	1.7%	2.2%	2.1%	4.6%	3.5%	1.8%	1.9%	2.2%	2.2%	4.2%	3.9%
Unemployment rates
Canada	4.2%	3.7%	5.9%	5.7%	9.3%	10.1%	4.3%	3.6%	5.9%	6.5%	8.0%	9.9%
United States	2.9%	2.5%	4.2%	4.1%	7.5%	8.3%	3.2%	2.6%	4.2%	4.8%	6.5%	8.4%
Housing Price Index (2)
Canada (3)	9.9%	6.9%	5.5%	4.5%	(20.2)%	(5.0)%	(6.7)%	2.1%	(10.0)%	(1.0)%	(13.6)%	(8.0)%
United States (4)	2.7%	3.7%	(0.5)%	2.3%	(19.2)%	(4.3)%	1.6%	(0.7)%	(0.9)%	(2.6)%	(7.5)%	(8.4)%

(1)	The remaining forecast period is two years.
(2)	Real gross domestic product (GDP) and housing price index are averages of quarterly year-over-year growth rates.
(3)	In Canada, we use the Housing Price Index Benchmark Composite.
(4)	In the United States, we use the National Case-Shiller House Price Index.
The ECL approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $2,800 million ($1,850 million as at
October 31, 2022) compared to the reported allowance for performing loans of $3,572 million as at October 31, 2023 ($2,441 million as at October 31, 2022).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. Modifications may include reductions in interest rates, maturity date extensions, payment holidays or payment forgiveness. We assess renegotiated loans for impairment in line with our existing policies for impairment. When an impaired loan is renegotiated, it will return to performing status when none of the criteria for classification as impaired continue to apply and the borrower has demonstrated good payment behaviour on the restructured terms over a period of time.
The carrying value of loans with lifetime ACL modified during the year ended October 31, 2023 was $1,005 million ($91 million in 2022). As at October 31, 2023, $26 million ($13 million as at October 31, 2022) of loans previously modified saw their loss allowance during the year change from lifetime to
12-month
ECL.
Foreclosed Assets
Property or other assets that we receive from borrowers to satisfy their loan commitments are classified as either held for own use or held-for-sale
according to management’s intention, recorded initially at fair value for assets held for own use and at the lower of carrying value or fair value less costs to sell for any assets held-for-sale.
Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held-for-sale
are assessed for impairment.
During the year ended October 31, 2023, we foreclosed on impaired loans and received $35 million of real estate properties that we classified as held-for-sale
($24 million in 2022). As at October 31, 2023, real estate properties held-for-sale
totalled $18 million ($13 million as at October 31, 2022). These properties are disposed of when considered appropriate.
Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans, and business and government loans. Additional information on our collateral requirements is included in Notes 14 and 24, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of Management’s Discussion and Analysis within this report.